UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
November 23, 2005
(Date of earliest event reported)
IVAX Corporation
(Exact name of registrant as specified in its charter)

Florida	1-09623	16-1003559

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

4400 Biscayne Boulevard,
Miami, Florida		33137

(Address of principal executive offices)		(Zip Code)
(305) 575-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Item 3.03 Material Modification of Rights of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Form of Supplemental Indenture
Form of Supplemental Indenture
Form of Supplemental Indenture
Form of Supplemental Indenture
Credit Agreement

Item 1.01 Entry into a Material Definitive Agreement
     On November 23, 2005, IVAX Corporation (“IVAX”) entered into a credit facility in the aggregate amount of $700 million (the “Credit Facility”) with Citicorp North America, Inc., as administrative agent, Citigroup Global Markets, Inc., as sole lead arranger and bookrunner, and the lenders party thereto. The Credit Facility is subject to customary terms and conditions, including certain covenants that, among other things, limit IVAX’ ability to incur indebtedness; liquidate, merge or consolidate with others; sell assets; enter into certain transactions with affiliates; make certain accounting or organizational structure changes or change the nature of IVAX’ business. Amounts borrowed under the Credit Facility will be prepayable at any time, without penalty, and must be repaid, in full, on the earlier of the date which is three business days after the closing of the merger between IVAX and Teva Pharmaceutical Industries Limited, or May 23, 2006. The funds provided pursuant to the Credit Facility will be used to satisfy any amounts payable by IVAX in connection with the conversion and/or repurchase of its outstanding convertible notes. A copy of the Credit Facility is attached hereto as exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Credit Facility is qualified in its entirety by reference to the full terms and provisions of the agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
     On November 28, 2005, IVAX and U.S. Bank National Association (the “Trustee”) entered into supplemental indentures amending the indentures relating to IVAX’ 1.5% Convertible Senior Notes due 2024 (the “2024 Notes”), its 1.875% Convertible Senior Notes due 2024 (the “1.875% Notes”) and its 1.5% Convertible Senior Notes due 2025 (the “2025 Notes”). Consent of the holders of the 2024 Notes, the 1.875% Notes, and 2025 Notes was not required to effect these amendments. The supplemental indentures remove the “contingent conversion” feature of the 2024 Notes and 2025 Notes and provide that they will be convertible at any time beginning after 12:01 A.M., New York City time, on December 1, 2005, at a rate of:
•	41.85925 shares of IVAX’ common stock per $1,000 principal amount of 2024 Notes (which is equal to a conversion price of approximately $23.89 per share), and

•	44.0009 shares of IVAX’ common stock per $1,000 principal amount of 2025 Notes (which is equal to a conversion price of approximately $22.73 per share).
     The 1.875% Notes already became convertible as of October 3, 2005 (through December 31, 2005) as their conversion trigger was satisfied as of such date and, pursuant to the supplemental indenture, will remain convertible following such date without regard to the “contingent conversion” feature. The 1.875% Notes are currently convertible at a rate of 48.1301 shares of IVAX’ common stock per $1,000 principal amount of 1.875% notes (which is equal to a conversion price of approximately $20.78 per share).

     The conversion rates are subject to adjustment in the manner provided for in the applicable indentures.
     There is currently $400 million in aggregate principal amount of 2024 Notes outstanding, $333 million in aggregate principal amount of 1.875% Notes outstanding, and $350 million in aggregate principal amount of 2025 Notes outstanding.
     Upon conversion, the holders of $399 million aggregate principal amount of the 2024 Notes and all holders of 1.875% Notes or 2025 Notes will receive the conversion value of their respective 2024 Note, 1.875% Note or 2025 Note, as applicable, payable in cash up to the principal amount of such note and the amount of such note’s conversion value in excess of such principal amount will be payable in shares of IVAX’ common stock. The holders of the remaining $1 million aggregate principal amount 2024 Notes (who did not tendered their 2024 Notes for exchange in IVAX’ exchange offer during the first quarter of 2005) will receive shares of IVAX’ common stock. It is not presently possible to predict the amount of 2024 Notes, 1.875% Notes or 2025 Notes, if any, that may be converted, and as a result IVAX is not presently able to determine the amount of cash that IVAX may be required to pay to holders electing to convert or the number of shares of IVAX common stock that may be issued upon any such conversions.
Item 3.03 Material Modification of Rights of Security Holders
     See Item 2.04 above.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
4.1	Form of Supplemental Indenture dated November 28, 2005, between IVAX Corporation and U.S. Bank National Association, as Trustee, with respect to the 1.5% Convertible Senior Notes due 2024.*

4.2	Form of Supplemental Indenture dated November 28, 2005, between IVAX Corporation and U.S. Bank National Association, as Trustee, with respect to the 1.5% Convertible Senior Notes due 2024.*

4.3	Form of Supplemental Indenture dated November 28, 2005, between IVAX Corporation and U.S. Bank National Association, as Trustee, with respect to the 1.5% Convertible Senior Notes due 2025.*

4.4	Form of Supplemental Indenture dated November 28, 2005, between IVAX Corporation and U.S. Bank National Association, as Trustee, with respect to the 1.875% Convertible Senior Notes due 2024.*

10.1	Credit Agreement, dated November 23, 2005, between IVAX, Citicorp North America, Inc., Citigroup Global Markets, Inc. and the lenders party thereto.*

Exhibit No.	Description
99.1	Press Release dated November 23, 2005**

*	Filed herewith.

**	Incorporated by reference to IVAX’ current report on Form 8-K dated November 23, 2005 and filed on November 25, 2005.
Except for historical information contained herein, the matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. When used in this Current Report on Form 8-K, the words “expects,” “may,” “will” and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of IVAX and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond IVAX’ control. These include, but are not limited to, risks and uncertainties associated with: the amount of 2024 Notes, 1.875% Notes or 2025 Notes surrendered for conversion; IVAX’ ability to pay principal on the 2024 Notes, 1.875% Notes or 2025 Notes upon conversion; IVAX’ ability to comply with covenants in the Credit Facility and the decreased financial flexibility associated with IVAX’ substantial debt; whether and when the proposed merger between IVAX and Teva will be consummated; and other risk factors detailed in reports filed by IVAX with the Securities and Exchange Commission. IVAX cautions that the foregoing factors are not exhaustive.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX CORPORATION

By:	/s/ Steven D. Rubin

Steven D. Rubin,
Senior Vice President, General Counsel and Secretary
Dated: November 29, 2005